Exhibit 99.1

                                  NEWS RELEASE

CONTACT: Patrick Scanlon, Senior Vice President, Controller Penseco Financial Services Corporation
                  (570) 346-7741


FOR RELEASE:      4:00 P.M. Eastern Time:  November 1, 2007


   Penseco Financial Services Corporation Reports Increased Earnings of 16.4%
                            for the 3rd Quarter 2007

SCRANTON, PA, November 1 -- Penseco Financial Services Corporation (OTC Bulletin
Board: PFNS), the Scranton, Pennsylvania based financial holding company of Penn Security Bank & Trust Company reported net income increased $308,000 or 16.4% for the three months ended September 30, 2007 to $2,181,000 or $1.01 per share compared with $1,873,000 or $.87 per share from the year ago period. Net interest income after provision for loan losses increased $151,000 or 3.0%, to $5,222,000 for three months ended September 30, 2007 compared to $5,071,000 for the same quarter of 2006. Largely, the increase came from higher interest and fees on loans of $883,000 or 15.0%, due to net loan growth of $41.1 million since September 30, 2006, including $25.7 million from December 31, 2006. Interest on investments declined $159,000 or 7.5%, due to maturing investments being redeployed to fund future loan demand.

For the nine months ended September 30, 2007, net income increased $543,000 or 10.8%, to $5,551,000 or $2.58 per share compared with the year ago period of $5,008,000 or $2.33 per share. Net interest income after provision for loan losses increased $289,000 or 1.9%, to $15,589,000 for the nine months ended September 30, 2007 from $15,300,000 for the same period of 2006. Largely, the increase came from higher interest and fees on loans of $2,502,000 or 14.6%, as net loans increased $41.1 million since the year age period. Interest on investments declined $400,000 or 6.1% for the nine months ended September 30, 2007, due to maturing investments being redeployed to fund future loan demand. The allowance for loan losses at September 30, 2007 was $4,600,000 or 1.16% of total loans compared to $4,000,000 or 1.13% of total loans at September 30, 2006.


Other Income

Other income increased $211,000 or 8.6% for the three months ended September 30, 2007 to $2,663,000 compared with $2,452,000 for the three months ended September 30, 2006. Service charges on deposit accounts increased $27,000 or 12.4% primarily due to increased service charge collections during 2007. Merchant transaction income increased $95,000 or 6.8% due to higher transaction volume and new business. Bank-Owned Life Insurance (BOLI) income increased $80,000. The Company entered into a BOLI investment during the fourth quarter of 2006.

Other income increased $594,000 or 9.7% to $6,739,000 during the first nine months of 2007 from $6,145,000 for the same period of 2006. Service charges on deposit accounts increased $122,000 or 19.2% primarily due to increased service charge collections during 2007. Merchant transaction income increased $175,000 or 5.4%, mainly due to higher transaction volume and new business. Bank-Owned Life Insurance income increased $235,000. The Company entered into a BOLI investment during the fourth quarter of 2006. Other operating income decreased $65,000 mainly lower brokerage income of $32,000 along with a reduction in general operating income. The Company realized a gain of $49,000 due to the sale of equity securities during the first nine months of 2007.


Other Expenses

Total other expenses remained relatively unchanged at $5,100,000 for the three months ended September 30, 2007. Salaries and employee benefits decreased $24,000 or 1.1%. The decrease was largely due to a refund of $144,000 from a health insurance provider. Premises and fixed assets expense increased $25,000 or 4.3%, mainly due to higher depreciation expense related to the conversion to a new computer system during 2006. Merchant transaction expense increased $60,000 or 5.5% due to higher transaction volume and new business. Other operating expenses decreased $60,000 or 4.6%.

Total other expenses increased $389,000 or 2.6% to $15,443,000 during the first nine months of 2007 compared with $15,054,000 for the same period of 2006. Salaries and employee benefits expense decreased $99,000 or 1.4%. The decrease was largely due to a refund of $144,000 from a health insurance provider. Premises and fixed assets expense increased $141,000 or 7.8%, mainly due to the increased depreciation expense related to the new computer system completed during 2006. Merchant transaction expenses increased $101,000 or 4.0% due to higher transaction volume. Other operating expenses increased $246,000 or 6.5% from general operating expenses related to the promotion of our Totally Free Checking program.


Asset Quality

Non-accrual loans decreased $3,759,000 to $406,000 or .10% of total loans at September 30, 2007 from $4,165,000 or 1.18% of total loans at September of 2006. This decrease was due to two borrowing relationships being resolved during the third quarter of 2007. The allowance for loan losses at September 30, 2007 was $4,600,000 or 1.16% of total loans compared to $4,000,000 or 1.13% of total loans at September 30, 2006. Management believes the loan loss reserve is adequate. The Company does not engage in any sub-prime or Alt-A credit lending. Therefore, the Company is not subject to any associated credit risks.

Loans on which the accrual of interest has been discontinued or reduced amounted to $406,000 and $4,165,000 at September 30, 2007 and September 30, 2006,
respectively. If interest on those loans had been accrued, such income would have been $253,000 and $190,000 for the nine months ended September 30, 2007 and September 30, 2006, respectively. Interest income on those loans, which is recorded only when received, amounted to $143,000 and $84,000 for September 30, 2007 and September 30, 2006, respectively. There are no commitments to lend additional funds to individuals whose loans are in non-accrual status.


Income Tax Expense

For the three months ended September 30, 2007 applicable income taxes increased $53,000 or 9.6% to $604,000 due to due to higher operating income. For the nine months ended September 30, 2007 applicable income taxes decreased $49,000 or 3.5% to $1,334,000 due to increased tax-free income and BOLI income included in overall operating income. The Company's effective income tax rate has been affected by the Company's income being derived in part from BOLI appreciation, as well as tax-free interest.

                     PENSECO FINANCIAL SERVICES CORPORATION
                              FINANCIAL HIGHLIGHTS
                                   (unaudited)
                    (in thousands, except per share amounts)

                                                 Nine Months Ended
                                           September 30,    September 30,    Increase        %
                                          ---------------  ---------------
(in thousands, except per share amounts)       2007              2006           $         Change
-------------------------------------------------------------------------------------------------
Net Income                                    $ 5,551          $ 5,008        $  543      10.84%
Earnings per share                            $  2.58          $  2.33        $ 0.25      10.73%
Net Income - Core                             $ 5,543          $ 5,008        $  535      10.68%
Earnings per share - Core                     $  2.58          $  2.33        $ 0.25      10.73%
ROA                                             1.27%            1.19%                     6.72%
ROA- Core                                       1.27%            1.19%                     6.72%
ROE                                            10.86%           10.27%                     5.74%
ROE - Core                                     10.84%           10.27%                     5.55%
Efficiency Ratio                               67.57%           69.24%                    (2.41%)
Efficiency Ratio - Core                        67.60%           69.24%                    (2.37%)
Non-accrual Loans/Total Loans                   0.10%            1.18%                   (91.53%)

                     PENSECO FINANCIAL SERVICES CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                                   (unaudited)
                    (in thousands, except per share amounts)

                                                             September 30,       September 30,
                                                                 2007                2006
                                                            ----------------    ----------------
ASSETS
Cash and due from banks                                        $  12,358           $  11,751
Interest bearing balances with banks                              13,063                 668
Federal funds sold                                                 7,000                   -
                                                            ----------------    ----------------
  Cash and Cash Equivalents                                       32,421              12,419
Investment securities:
  Available-for-sale, at fair value                               72,804             105,491
  Held-to-maturity (fair value of $69,887
    and $76,930, respectively)                                    69,387              76,100
                                                            ----------------    ----------------
  Total Investment Securities                                    142,191             181,591
Loans, net of unearned income                                    396,035             354,308
  Less: Allowance for loan losses                                  4,600               4,000
                                                            ----------------    ----------------
  Loans, Net                                                     391,435             350,308
Bank premises and equipment                                        9,489               9,331
Other real estate owned                                                -                  80
Accrued interest receivable                                        3,632               3,294
Cash surrender value of life insurance                             7,289                   -
Other assets                                                       3,348               3,819
                                                            ----------------    ----------------
  Total Assets                                                 $ 589,805           $ 560,842
                                                            ================    ================
LIABILITIES
Deposits:
  Non-interest bearing                                         $  78,187           $  75,187
  Interest bearing                                               345,245             325,724
                                                            ----------------    ----------------
  Total Deposits                                                 423,432             400,911
Other borrowed funds:
  Repurchase agreements                                           33,295              18,592
  Short-term borrowings                                              625               2,070
  Long-term borrowings                                            58,470              68,272
Accrued interest payable                                           1,386               1,342
Other liabilities                                                  2,903               2,524
                                                            ----------------    ----------------
  Total Liabilities                                              520,111             493,711
                                                            ----------------    ----------------
STOCKHOLDERS' EQUITY
Common stock ($ .01 par value, 15,000,000 shares
  authorized, 2,148,000 shares issued and outstanding)                21                  21
Surplus                                                           10,819              10,819
Retained earnings                                                 59,560              56,360
Accumulated other comprehensive income                              (706)                (69)
                                                            ----------------    ----------------
  Total Stockholders' Equity                                      69,694              67,131
                                                            ----------------    ----------------
  Total Liabilities and Stockholders' Equity                   $ 589,805           $ 560,842
                                                            ================    ================

                     PENSECO FINANCIAL SERVICES CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (unaudited)
                    (in thousands, except per share amounts)

                                                                Three Months Ended            Nine Months Ended
                                                                  September 30,                 September 30,
                                                          ----------------------------  ---------------------------
                                                              2007           2006           2007             2006
                                                           ----------     -----------    ----------     ----------
Interest and fees on loans                                  $  6,769       $  5,886       $ 19,621       $ 17,119
Interest and dividends on investments:
  U.S. Treasury securities and U.S. Agency obligations           896          1,267          2,859          4,178
  States & political subdivisions                                733            697          2,178          1,958
  Other securities                                                84             86            322            250
Interest on Federal funds sold                                   129              -            433              -
Interest on balances with banks                                  121             72            314            120
                                                           ----------     ----------     ----------     ----------
  Total Interest Income                                        8,732          8,008         25,727         23,625
                                                           ----------     ----------     ----------     ----------
INTEREST EXPENSE
Interest on time deposits of $100,000 or more                    504            299          1,540            805
Interest on other deposits                                     1,858          1,679          5,585          4,638
Interest on other borrowed funds                                 840            816          2,485          2,585
                                                           ----------     ----------     ----------     ----------
  Total Interest Expense                                       3,202          2,794          9,610          8,028
                                                           ----------     ----------     ----------     ----------
  Net Interest Income                                          5,530          5,214         16,117         15,597

Provision for loan losses                                        308            143            528            297
                                                           ----------     ----------     ----------     ----------
  Net Interest Income After Provision for Loan Losses          5,222          5,071         15,589         15,300
                                                           ----------     ----------     ----------     ----------
OTHER INCOME
Trust department income                                          421            408          1,160          1,113
Service charges on deposit accounts                              245            218            756            634
Merchant transaction income                                    1,482          1,387          3,402          3,227
Other fee income                                                 325            319            908            877
Bank-Owned Life Insurance Income                                  80              -            235              -
Other operating income                                           112            120            229            294
Realized (losses) gains on securities, net                        (2)             -             49              -
                                                           ----------     ----------     ----------     ----------
  Total Other Income                                           2,663          2,452          6,739          6,145
                                                           ----------     ----------     ----------     ----------
OTHER EXPENSES
Salaries and employee benefits                                 2,108          2,132          6,813          6,912
Expense of premises and equipment, net                           605            580          1,955          1,814
Merchant transaction expenses                                  1,149          1,089          2,644          2,543
Other operating expenses                                       1,238          1,298          4,031          3,785
                                                           ----------     ----------     ----------     ----------
  Total Other Expenses                                         5,100          5,099         15,443         15,054
                                                           ----------     ----------     ----------     ----------
Income before income taxes                                     2,785          2,424          6,885          6,391

Applicable income taxes                                          604            551          1,334          1,383
                                                           ----------     ----------     ----------     ----------
                                                            $  2,181       $  1,873       $  5,551       $  5,008
                                                           ==========     ==========     ==========     ==========

Earnings per Common Share
  (Based on 2,148,000 shares outstanding)                   $   1.01       $   0.87       $   2.58       $   2.33
Cash Dividends Declared Per Common Share                    $   0.37       $   0.35       $   1.11       $   1.05

Penseco Financial Services Corporation, through its subsidiary Penn Security Bank & Trust Company, operates nine offices in Lackawanna, Wayne and Monroe counties. The Company's stock is traded on the OTC Bulletin Board Market, under the symbol, "PFNS".

This press release, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). Such forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," "intend" and "potential". For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.

The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company's operations, pricing, products and services and other factors that may be described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission. The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.